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                                                                   EXHIBIT 10.15


          THIS AGREEMENT (the "Agreement"), made and entered into on this the 15th day of April, 1998, by and between TALTON HOLDINGS, INC., doing business as Correctional Billing Services ("THI"), and [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934].

                                 WITNESSETH:

          WHEREAS, [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] installs and operates inmate telephones at correctional facilities; and,

          WHEREAS, THI provides validation, billing and collection services for inmate telephone systems operated by its affiliated corporations and has agreed to perform such services for [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] pursuant to the terms and conditions of this Agreement:

          NOW, THEREFORE, the parties agree as follows:

          A.   GENERAL DESCRIPTION OF SERVICES

               1. THI shall provide validation, billing and collection services for inmate call records supplied by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]. These services shall be performed in substantially the same manner as similar inmate call services are being performed by THI on its own behalf and for its subsidiaries.

               2. THI will also be responsible for validation of the call records and will be responsible for all end user inquiries in the manner set forth herein.

               3. Compensation for the services to be performed shall be effected by the purchase by THI of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] accounts receivable of end user accounts due for services and charges in the manner described herein.

               4. The "eligible rate charges" that are the subject of this agreement shall consist only of collect calls.

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     B.  CALL RECORD PROCEDURES

               1. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] shall be responsible for obtaining the information necessary to prepare its inmate call records, including determining appropriate tariff rate charges. Such call records shall contain complete information necessary for billing related to the calls capable of being transmitted in a format acceptable to both parties. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] shall transmit the call records to THI on a daily basis as soon as possible after the call record date and time, normally within 72 hours thereafter, unless unusual circumstances arise that delay transmittal.

               2. Upon receipt of each transmittal of daily call records, THI will return to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] a confirmation of the calls received and the total receivables excluding any billed taxes, applicable to the call records. THI shall have the right to reject any call records which contain irregular rate amounts, are duplicates, are calls where dates are more than 60 days old, or which are subject to other similar irregularities that render the call unbillable. The confirmation shall specify any such rejections and the reasons therefor. Such rejected calls will be returned to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] within 24 hours for correction, discard, resubmission, or other action as [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] may determine. In the event [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] disputes the rejection of the call record, the parties agree to work together in good faith to resolve the dispute within 60 days.

               3. The transmittal of the call records by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] and the return confirmation by THI shall constitute a sale from [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] to THI of the accounts receivable arising from the call records shown in the confirmation. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] warrants that it has title to each account receivable so purchased by THI, free of any liens, encumbrances or security interests.

               4. THI will process the call records and forward them to the appropriate Local Exchange Company ("LEC") for handling. It is understood that THI has billing

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     and service agreements with LECs such as [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934], and others, and will be reassigning the accounts receivable resulting from the call records to those LECs, or otherwise provide for billing and collection of such records.

               5. This agreement covers those existing and future correctional facilities designated by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] and located within the states of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]. This agreement will apply to facilities located outside these states at the option of THI and with the agreement of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934], be negotiated on a case-by-case basis and attached as an addendum to this agreement. Such proposals for compensation will be submitted to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] within 5 working days of submittal to THI.

     C.  PAYMENT AND SETTLEMENT

               1. Payment for the accounts receivable purchased shall be handled on a calendar month basis. The amounts to be paid by THI to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] for the accounts receivable shall be based on a percentage of the total gross receivables from call records for each calendar month, less rejected calls, which percentages are set forth on Schedule A attached hereto and made a part hereof. THI shall pay to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] the percentage of each month's gross receivables, less rejections, adjusted, if applicable, by the bonus/penalty percentage shown on Schedule A. Payment by THI to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] for the accounts receivable purchased during a calendar month will be made on or before the 15th day of the second month following the close of each calendar month (i.e., accounts receivable resulting from call records purchased in April will be paid and settled on or before June 15th). If the 15th day of the month falls on a Saturday, Sunday, or Federal or State of Alabama holidays (a non-business day), payment shall be made on the next day which is a business day.

               2. Payments due to the presubscribed interexchange carrier(s) with whom [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] has an [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] for InterLATA traffic will be made directly to that carrier. Any settlements between [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the

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     Securities Exchange Act of 1934] and the InterLATA carrier(s) are separate from this agreement.

               3. Except as otherwise described herein, accounts receivable are to be purchased by THI, without recourse, it being understood that THI assumes the debt risk and costs of servicing, including validation, transport to validation, customer service and inquiry, THI and LEC billing fees, unbillables, and uncollectibles. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934], however, shall be responsible for determining appropriate tariff rates, excluding tax rates for calls, and THI shall not be responsible for any such rate determination. In the event of any adjustments resulting from erroneous rate charges, or other erroneous billings or from otherwise ineligible call records as described herein, but excluding tax rates for calls [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934], on request, will reimburse THI for any such adjustments on the accounts receivables purchased by THI, not to exceed, however, the purchase price for such receivable.

               4. THI will pay to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] a volume bonus in the amount of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] provided that the gross amount of accounts receivable purchased by THI from [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] in any consecutive 12 month period (adjusted by any erroneous billings, or other adjustments provided for herein) exceeds the sum of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] million dollars. Such payment shall be made within 45 days after verification by the parties of the volume of accounts purchased during the applicable 12 month period. Once a volume bonus is paid, the months used to determine that volume bonus shall not be used for the calculation of any future volume bonus. This payment will be in addition to any other payment set forth in Schedule A.

               5. Failure to perform any obligation under section C will be considered breach of agreement.

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

     D.  VALIDATION AND BILLING INQUIRY PROCEDURES

               1. THI will furnish a tollfree number for end users to access for billing inquiries. End users will be automatically notified by THI's interactive voice response ("IVR") system when the user's balance reaches 75% of the user's defined credit limit. End users may access IVR to get balances, payment information, block status, and location information 24 hours a day, 7 days a week. The system will be modified to indicate that [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] is the payphone service provider.

               2. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] agrees to furnish updated rate and site information to THI for use in answering end user questions.

               3. THI will establish block procedures and shall have the authority to block end users who exceed their credit limit or otherwise fail to comply with THI's blocking policies. THI has reviewed and agrees that [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] has the appropriate tariff in effect to block specific numbers. In the event a regulatory commission finds that blocking of specific numbers is not permitted, an amendment will be negotiated to this Agreement including an adjustment to the purchase price percentage for that State or territory. THI will be responsible for complying with [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] rules regarding billing, collection, blocking, validation and notification of customers.

               4. THI will be responsible for validation. THI shall not be obligated to purchase any call records not submitted for validation by THI and, if purchased, shall be reimbursed by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] upon request for any call records otherwise validated. THI will be responsible for providing and maintaining validation facilities and systems. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] will be responsible for submitting call attempts information for THI validation for calls covered under this agreement. In the event of a failure in the validation facilities or systems, [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] will process the call as if validated, and THI agrees to accept these call records as if validated according to the terms of this agreement.

               5. THI shall indemnify and hold harmless [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] from and against any and all liabilities,

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

     causes of action, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorneys' fees on account thereof) arising out of THI's actions under this Section D. This indemnification shall be in addition to any other provision for indemnification herein.

     E.  TERMS OF AGREEMENT-PHASE-IN TESTING PERIOD

               1. This Agreement shall be effective as of the date hereof. It is recognized, however, that there will need to be an initial phasein period for developing and testing the procedures necessary to provide the services contemplated herein and to provide THI with the opportunity to acquire the necessary personnel and systems modifications to handle the additional [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] traffic. The parties agree to cooperate in this development and phasein period and to honor the appropriate payment and settlement terms based on this Agreement during this phasein period. It is contemplated that this development and testing will be completed by June 30, 1998, but it may be extended by agreement of the parties to a future date.

               2. The term of this Agreement shall continue from the end of the phasein period for a period of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] months, but shall expire in any event on [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] unless extended as provided for in paragraph 3 of this Section E.

               3. This Agreement shall be automatically renewed and extended for additional 12month periods following the original term of the Agreement, unless either party gives notice in writing to the other party of its intent not to so renew and extend the Agreement, which written notice must be given not later than 90 days prior to the end of the initial term of this Agreement.

     F.  OTHER REPRESENTATIONS AND AGREEMENTS

               1. Each party represents and agrees that it is in substantial compliance with all federal and state laws and regulations which are applicable to the subject matter of this Agreement and will remain in such compliance during the term of this Agreement. In addition, THI will comply with the provisions of the Fair Debt Collections Practice Act, Fair Credit Reporting Act and other laws governing credit, billing and collection practices to the extent applicable. THI agrees to indemnify and hold [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] harmless for any violation of such laws.

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

               2. The billing inquiry services to be performed by THI under this Agreement apply to billing matters only. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] will be responsible for all facility complaints, contacts, or other communications concerning the provision and maintenance of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]'s services and facilities. THI will be responsible for all complaints, including those filed with regulatory agencies, concerning its service provided in this agreement. THI will notify [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] of any such complaints and use its best efforts to resolve such complaints to the satisfaction of the regulatory agencies.

     G.  INDEMNIFICATION

               1. Each party shall defend, indemnify and hold harmless the other party, its affiliates, its respective officers, directors, shareholders, employees, agents, successors and assigns, and each of them, from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs or expenses, whether accrued, absolute, contingent or otherwise, including, but not limited to, court costs and attorneys' fees, which any of the foregoing may incur or to which any of the foregoing may be subjected, arising out of or otherwise based upon any of the following:

                    a. Any breach or default by the other party of or under any of the provisions of this Agreement.

                    b. Claims of any third party or entity for damages, losses, or injuries arising out of any negligent act or omission of the other party, or its agents, employees, or representatives, which arise out of or relate to this Agreement.

               2. Each party shall promptly notify the other in writing of any claims or demands against the other for which it is responsible hereunder.

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     H.  CONFIDENTIALITY AND PUBLICITY

               1. All business-sensitive and competitive information which is marked as such and which is disclosed by either party to the other party during the negotiation of this Agreement, as well as information generated during the performance of the services contemplated herein, including but not limited to volumes, prices, and types of calls, are proprietary and confidential to the disclosing party and shall not be disclosed to a third party or an affiliate. Also, neither party shall use this information except to perform duties pursuant to this Agreement. Each party shall use the same standard of care to protect such information of the disclosing party as it uses to protect its own similar confidential and proprietary information unless such information was previously known to such party free of any obligation to keep it confidential, or has been or is subsequently made public by the disclosing party or a third party.

               2. Unless otherwise required by applicable law or regulatory agency, each party agrees that it shall not, without prior written consent of the other party, make any news release, public announcement, or denial or confirmation of the whole or any part of their Agreement which names the other party, except that the parties may inform customers and entities affected by the Agreement, such as LECs, about the parties' relationship and describe the provisions set forth herein which affect such parties for their internal circulation only.

               3. Both parties acknowledge that this Agreement contains confidential information which may be considered proprietary by either or both parties, and, except to the extent otherwise provided in this Agreement, agree to limit distribution of the Agreement to those individuals in their respective organizations and their attorneys, accountants, and other professionals, with a need to know the contents of this Agreement. Either party may disclose or provide copies of all or part of this Agreement to meet the requirements of a court, regulatory body or government agency having jurisdiction, but shall use its best efforts to seek commercial confidential status of the Agreement to the extent such designation can be secured, and shall provide at least five business days' written or faxed notice to the other party before such disclosed or provision of all or part of this Agreement.

               4. THI agrees to submit to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] all advertising, sales promotions, press releases, and other publicity matters relating to this Agreement or mentioning or implying the trade names, logos, trademarks or service marks (collectively called "Marks") of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] and/or any of its affiliated companies or language from which the connection of said Marks therewith may be inferred or implied, or mentioning or implying the names of any personnel of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]

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

     and/or any of its affiliated companies. THI further agrees not to publish or use such advertising, sales promotions, press releases, or publicity matters without [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]'s prior written consent, and agrees in no circumstance shall THI use such marks in such a way which would signify [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] or [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] endorsement of THI.

     I.  TAXES

               1. All taxes including but not limited to Federal, State, or local sales, use, excise, gross receipts or other taxes or tax-like fees (including tariff surcharges and universal service fund fees or similar surcharges) imposed on or with respect to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]'s services, excluding however, ad valorem property taxes, state and local privilege and license taxes based on gross revenue, taxes measured by net income, and any taxes or amounts in lieu of the foregoing excluded items, are hereinafter collectively referred to as "Taxes", unless otherwise specifically named.

               2. THI shall compute, bill and collect (or cause its billing agent to compute, bill and collect) all applicable Taxes to end users. THI shall use the same tax practice and procedures (including exemption procedures) to apply Taxes on similar or comparable THI services, unless notified in writing by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] to do otherwise. THI shall implement any legislated tax law or tax rate changes into its procedures as required by applicable tax law for telecommunications services billed by THI.

               3. THI shall use the same Tax exemption status with respect to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]'s end users as it does for its own end users, and when requested by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934], shall furnish copies of such information as may be in its possession regarding Tax exemptions of end users. THI shall maintain information regarding Tax exemption status of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]'s end users in an accurate and complete manner. Enduser status information shall be maintained by THI in the same manner as it would maintain records for its own end users. [Confidential information set forth here has been filed separately with the Securities and Exchange

     Commission under Rule 24b-2 under the Securities Exchange Act of 1934] may review information relating to end users Tax exemption status and request that THI change Tax exempt status with respect to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]'s services as mutually agreed upon by the tax departments of both Companies.

               4. THI is responsible for implementing any legislated Tax rate changes on Taxes currently being charged to end users on [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]'s behalf, for implementing any new tax applicable to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] telecommunications services, and for implementing any changes in taxable bases and any other changes required to correctly bill.

               5. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] has the right to review THI's and/or its billing agent's tax procedures and supporting documentation, and THI shall supply [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] with such documentation upon request by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] at a mutually agreeable location. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] can request THI to change its tax procedures with respect to applying and billing Taxes.

               6. THI shall not be entitled to retain or receive any statutory fee or share of Taxes collected pursuant to this agreement to which the person collecting or remitting such Taxes may be entitled under applicable law.

               7. THI agrees to pay and hold [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] harmless from and defend (at THI's expense) [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] from and against any liability or loss resulting from Taxes, penalties, interest, additions to Tax surcharges, or other charges or payable expenses (including reasonable attorney's fees) incurred by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] as a result of THI's or its billing agent's failure to accurately calculate, bill and remit Taxes.

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

               8. Notwithstanding the above, such indemnity is conditioned upon THI providing [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934], or [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] providing THI, with notice (which notice shall be given allowing the Party time to file a response, but in no event more than 10 business days after receipt of assessment) of any additional Taxes, penalties, or interest due with respect to this Agreement. THI shall receive a copy of all filings in any such proceeding, protest or legal challenge, all ruling issued in connection therewith and all correspondence between [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] and the taxing authority.

               9. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] shall have the right to seek administrative relief, a ruling, or judicial review as to the applicability of any Taxes, penalty or interest, or to protest any assessment and direct any legal challenge filed with the Internal Revenue Service or state or local taxing authority or in a court of Law for any Taxes or assessments due as a result of this agreement.

               10. Any legal proceeding or any other action with respect to THI and with respect to any asserted liability or additional taxes due by THI shall be under THI's direction, but [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] shall be consulted and provided with copies of all documents [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] deems relevant. These documents should be mailed to the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] address provided in Section M. Any legal proceeding or any other action with respect to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] and with respect to any asserted liability of additional taxes due by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] shall be under [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]'s direction, but THI shall be consulted. In any event, both [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] and THI shall fully cooperate with each other as to the asserted liability. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]
     shall bear all the costs of any such action undertaken at its specific request. THI shall bear the costs of any such action undertaken absent such a request from [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934].

               11. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] grants THI full authority on its behalf to authorize the LECs to apply taxes associated with telecommunications services billed under the terms and conditions of this agreement, in the same manner in which they apply these taxes to their own end users. Notwithstanding such authority of any LEC to apply taxes pursuant to this agreement, THI shall remain subject to the terms of this agreement. Additionally, THI shall cause such LEC to be subject to the terms and conditions relating to Taxes in this agreement.

               12. THI, based solely on the information provided by the LECs, will file and remit applicable taxes to the appropriate taxing authority. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] agrees that THI is acting only as [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]'s agent with respect to the billing and collection of Taxes. THI will have no liability whatsoever to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] for incorrect information supplied by the LECs.

               13. THI shall provide no less than on a quarterly basis a list of Taxes paid on behalf of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]. At such time as THI billing agents can separately identify [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] revenue and Taxes. THI will remit the information necessary for [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] to file its own returns. Such information will be provided according to the format and delivery schedules mutually agreed upon. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] may request modifications to THI reporting for Taxes. Until such time that THI can separately identify [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Taxes, THI shall file all returns for all such Taxes with the applicable authority and [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] shall have no responsibility for payments of Taxes to the taxing authorities.

     J.  TERMINATION

               1. Either party shall have the right to terminate this Agreement if the other party materially breaches or fails to perform any of its obligations or responsibilities hereunder and such breach is not cured by the other party within 30 days following its receipt of written notice of termination from the other party specifying the breach.

               2. This Agreement may be terminated by either party upon 60 days written notice to the other party in the event of a material change in the laws or regulatory procedures affecting telecommunications or other activities to be performed under this Agreement if such change substantially affects the abilities of either party to perform the Agreement or substantially affects the economics of the performance of the Agreement by either party.

               3. THI may cancel this Agreement upon 30 days written notice to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] in the event [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934], as LEC (or such successor entity performing the services of the LEC), terminates its Billing Services Agreement with THI.

     K.  RECORDS AND AUDITS

               1. THI shall maintain complete and accurate records of all amounts payable to and payments made by THI under this Agreement and supporting documentation in accordance with generally accepted accounting practices. Such records shall include, but not be limited to, records of monies paid to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] by THI hereunder, records regarding all attempts forwarded to THI for validation and call records forwarded to THI for billing and collection. THI shall retain such records for a period of three (3) years from the date of payment to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] with regard to matters covered by this Agreement. THI shall provide to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] reasonable supporting documentation concerning any disputed amount within thirty (30) days after [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] notifies THI of the dispute in writing.

               2. In order to assess the condition of internal controls, [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] and its authorized representatives shall not be limited to financial matters, but shall have the right to audit all operations and compliance matters as they relate to services provided by THI. In the event of adverse findings from an audit, [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] and THI will agree to a correction plan.

               3. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] and its authorized representatives shall have the right to audit such records of THI during the respective periods in which THI is required to maintain such records, including, without limitation, the right of access to such records on THI's premises, the right to inspect and photocopy same, and the right to retain copies of such records outside of THI's premises with appropriate safeguards, if such retention is deemed necessary by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934], in its sole discretion. The correctness of payments shall be determined from the result of such audits. THI shall ensure that [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] shall also have such abovedescribed auditing rights with respect to THI's representatives, contractors, or subcontractors. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]'s audit rights shall not extend to the composition of any fixed percentages established in this Agreement, other than to verify such payments are properly calculated by THI.

               4. THI shall keep and make such records readily available for such audit to determine the correctness of THI's payments to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]. All payments THI makes shall be subject to final adjustments as determined by such audit(s). Audit(s) to determine accuracy of records and payments shall occur no later than three (3) years after [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] presents such claim. THI shall adjust payments according to the audit results.

     L.  DISPUTE RESOLUTION

               1. Both parties will maintain good faith efforts to ensure that the business arrangement is beneficial to both. The parties will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement by negotiation. In the event that negotiations are not successful or the time period to resolve any conflicts exceeds thirty (30) days then either party may suggest mediation as a course to resolve the dispute. Such mediation shall comply with the Center for Public Resources' most current Model ADR Procedures for Mediation of Business Disputes. If such mediation procedures fail to resolve the matter within thirty (30) days of mediation procedure commencement (which either party may extend by agreement of the other), or if either party will not participate in mediation, then arbitration shall settle the controversy. Such arbitration shall comply with the Center for Public Resources Rules for NonAdministered Arbitration of Business Disputes. A sole arbitrator who is sufficiently knowledgeable in the areas of law necessary to arbitrate the controversy and is selected by the parties shall arbitrate the controversy. The United States Arbitration Act, 9 U.S.C. Section 1 et.
                                                                             ---
     seq., shall govern the arbitration, and judgment upon the award rendered by
     ----
     the arbitrator may be entered by any court having jurisdiction thereof.
     The arbitrator is not empowered to award damages in excess of actual damages, including punitive damages. Each party shall be responsible for its own costs and expenses, except the parties will share equally the compensation and expenses of the mediator and/or arbitrator(s).

     M.  QUALITY OF SERVICE

               1. THI agrees at all times to maintain a level of performance satisfactory to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] in accordance with reasonable operational standards, including, but not limited to, customer interface and call record rejection by THI, developed and agreed to by both parties. Such procedures shall be completed by July 1, 1998, and may be modified from time to time thereafter.

               [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] will undertake a periodic review of THI's performance, including, but not limited to, the operational standards developed pursuant to this paragraph. Failure to maintain a level of quality satisfactory to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] may be considered a breach of this Agreement.

               2. THI agrees to have Julius Talton Jr. continue to manage the billing services operation until the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the

     Securities Exchange Act of 1934] cut over of all designated correctional facilities to THI is implemented and complete. THI also agrees during the term of this agreement, Julius Talton Jr. will review quarterly the billing services operation for the purpose of determining the overall support for the billing services group is at a satisfactory customer level, based on Mr. Talton's knowledge of this operation. Mr. Talton Jr. will provide a written reply to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] with his findings within 7 days of this review.

     N.  GENERAL PROVISIONS

               1. Notice. Any notice or communication herein required or permitted to be given shall be in writing and may be hand delivered, sent by telex, telegraph, or telefax, or if mailed, shall be deemed given when mailed by United States Registered or Certified Mail, postage prepaid, addressed as follows:


     [Confidential information set forth here     THI:
     has been filed separately with the           ----
     Securities and Exchange Commission           Talton Holdings, Inc.
     under Rule 24b-2 under the Securities        720 Alabama Avenue
     Exchange Act of 1934]:                       Selma, Alabama 36701


          Each party shall have the right to specify as its proper address any other address in the United States of America by giving to the other party at least fifteen (15) days written notice thereof.

               2. Entire Contract No Oral Agreements. This Agreement and any exhibits attached hereto set forth the entire understanding and agreement between the parties concerning the subject matter hereof. There are no oral agreements or understandings between the parties affecting this Agreement, and this Agreement supersedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any, between the parties hereto with respect to the subject matter hereof, and none thereof shall be used to interpret or construe this Agreement. No subsequent alteration, amendments, change or addition to this Agreement shall be binding upon either party unless reduced to writing and signed by each party.

               3. Waivers. No delay or omission by any party hereto to exercise any right or power accruing upon any noncompliance or default by any party with respect to any of the terms of this Agreement shall impair any such right or power or be construed to be a waiver thereof, except as otherwise may be herein provided. A waiver by either party or any covenant, condition or agreement to be performed by the other party must be in writing and shall not be construed to be a waiver of any succeeding breach thereof or any covenant, condition, or agreement herein contained.

               4. Binding Effect - Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding not only upon the parties hereto, but also on their respective heirs, executors, administrators, successors and assigns. This Agreement may not be assigned by either party without the written consent of the other party, which consent shall not be unreasonably withheld.

               5. Headings. The captions and headings used herein are for convenience of reference only and shall not be held to enlarge, diminish or otherwise affect the meaning of any of the terms or provisions hereof.

               6. Construction. As used herein, words in the singular shall be deemed to include the plural, words in the plural shall be deemed to include the singular, and words indicating any gender shall be deemed to include all other genders, where the context would so require or permit.

               7. Force Majeure. Neither party shall be held liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence, such as acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accident, floods, strikes, power blackouts, volcanic action, and other major environment disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers.

               8. Survival. A Termination or expiration of this Agreement shall not affect the rights and responsibilities of the parties accruing prior to the date of termination or expiration and, notwithstanding that this Agreement may otherwise terminate or expire, any and all provisions regarding confidential information and indemnification shall remain in full force and effect.

               9. Year 200 Complaint. THI agrees that all hardware and software used to meet the requirements of this agreement will successfully transition into the year 2000 without human intervention including leap year calculations and shall operate correctly when moving forward or backward in time across the year 2000.

               10. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Alabama applicable to agreements made and entirely to be performed within such jurisdiction, and all transactions hereunder shall be governed by the domestic law of such State.

               11. Conflict of Interest. THI acknowledges [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]'s "Conflict of Interest" statement shown in Schedule B, and further stipulates no officer or employee of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under

     Rule 24b-2 under the Securities Exchange Act of 1934] has been employed, retained, induced, or directed by THI to solicit or secure this Agreement with [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] upon agreement, offer, understanding or implication involving any form of remuneration whatsoever. THI agrees, in the event of an allegation of substance (the determination of which will be solely made by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]) that there has been a violation hereof, THI will cooperate in every reasonable manner with [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] in establishing whether the allegation is true. Notwithstanding any provisions of this Agreement to the contrary, if a violation of this provision is found to have occurred and is deemed material by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934], [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] may terminate this Agreement.

               12. Nondiscrimination Compliance. THI agrees to comply with the applicable provisions of the "NONDISCRIMINATION COMPLIANCE AGREEMENT" set forth in Schedule C.

               13. Incorporation by Reference. The terms and conditions contained in Schedules A through C referred to in this Agreement and attached hereto, are integral parts of this Agreement and are fully incorporated herein by this reference.

          IN WITNESS WHEREOF, the parties hereto have hereunto caused this instrument to be signed and sealed as of the day, month and year first hereinabove written.

                                 TALTON HOLDINGS, INC.


                                 By: /s/ Julius E. Talton
                                     --------------------------------------


                                 [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]

                  SCHEDULE A TO THI/[Confidential information
               set forth here has been filed separately with the
              Securities and Exchange Commission under Rule 24b-2
                   under the Securities Exchange Act of 1934]
                                 BILLING SERVICES AGREEMENT


[Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934.]

                                  Schedule B

                        CONFLICT OF INTEREST STATEMENT
                        ------------------------------

          [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] does business with a substantial number of contractors and suppliers. It is a fundamental policy of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] that such dealings shall be conducted on a fair and impartial basis, free from improper influences, so that all participating contractors and suppliers may be considered on the basis of the quality and costs of their product or service.

          [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] is also committed to doing business with consumers and suppliers in an atmosphere that is in keeping with the highest standards of business ethics. Although we recognize that the exchange of gifts and entertainment is customary in some businesses, we believe this practice often raises embarrassing questions about the motives of both the giver and receiver. Therefore, this company has for some time followed a policy that its employees shall not accept from customers, suppliers of property, goods, or services, or from any other [Illegible] any gifts, benefits, or unusual hospitality that may in any way tend to influence them, or have the appearance of influencing them, in the performance of their jobs.

          Employees of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] who are authorized to make purchases or negotiate contracts are aware of this policy.

          We believe that firm adherence to this policy will help establish better business relationships between [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] and its contractors and suppliers. We solicit your cooperation in achieving that objective.

              Agreement between THI and [Confidential information
               set forth here has been filed separately with the
              Securities and Exchange Commission under Rule 24b-2
                  under the Securities Exchange Act of 1934]
                                  Schedule C

                    Non Discrimination Compliance Agreement


       The term "contractor" as used herein, shall also mean, when applicable, Seller, Vendor, Supplier, Contractor or other defined term as used in the body of the Agreement.

Contractors shall comply with the applicable provisions of the following:

[Illegible] and 52.2199, Exec. Order No. 12138, P.L. 95507, Exec. Order No. 11246, Exec. Order No. 11625, Section 8 of the Small Business Act as amended, Railroad Revitalization and Regulatory reform Act of 1976, Exec. Order [Illegible], of the Rehabilitation Act of 1973 as amended by PL93516, Vietnam Era Veteran's Readjustment Assistance Act of 1974 and the rules, regulations and relevant Orders of the Secretary of Labor pertaining to the Executive Orders and Statutes listed above.

For contracts of or which aggregate to $2,500 or more annually, the following table describes the clauses which are included in the contract:

  1. Inclusion of the Equal Employment clause in all contracts and orders;

  2. Certification of nonsegregated facilities;

  3. Certification that an affirmative action program has been developed and is filed;

  4. Certification that an annual Employers Information Report (EEO1 Standard Form 100) is being filed;

  5. Inclusion of the "Utilization of Minority and Women's Business Enterprises" clause in all contracts and orders;

  6. Inclusion of the "Minority and Women's Business Enterprise Subcontracting Program" clause in all contracts and orders;

  7. Inclusion of the "Listing of Employment Openings" clause in all contracts and orders;

  8. Inclusion of the "Employment of the Disabled Handicapped" clause in all contracts and orders;

  Contract Value  Clause(s) Required

  $ 2,500 to $10,000    8
  $10,000 to $50,000    1, 2, 5, 6, 7, 8
  $50,000 or more       1, 2, 3*, 4*, 5, 6, 7, 8

  *Applied only for businesses with 50 or more employees

1. Equal Employment Opportunity Provisions

In accordance with Exec. Order No. 11246, dated September 24, 1965 and Part 601 of Title 41 of the codes of Federal Regulations (Public Contracts and Property Management, Office of Federal Contract Compliance, Obligations of Contractors and Subcontractors), as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions [Illegible].

2. Certification of Nonsegregated Facilities

The contractor certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner, or permit its employees to perform their services at any location under its control where segregated facilities are maintained and that it will obtain a similar certification prior to the award of any nonexempt subcontract.

3. Certification of Affirmative Action Program

The contractor affirms that it has developed and is maintaining an affirmative action plan as required by Part 602 of Title 41 of the Code of Federal Regulations.

4. Certification of Filing of Employers Information Reports

The contractor agrees to file annually, on or before the 31st day of March, complete and accurate reports on Standard Form 100 (EEO1) or such forms as may be promulgated in its place.

5. Utilization of Minority and Women's Business Enterprises

  (a) It is the policy of the Government and [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Corporation and its affiliates as a Government contractor, that minority and women's business enterprises shall have the maximum practicable opportunity to participate in the performance of contracts.

  (b) The contractor agrees to use his or her best efforts to carry out this policy in the award of his or her subcontracts to the fullest extent consistent with the efficient performance of this contract. As used in this contract, the term "minority or women's business enterprise" means a business with at least 51 percent of which is owned by minority or women group members or in case of publicly owned businesses, at least 51 percent of the stock [Illegible] is owned by minority or women group members. For purposes of this definition, minority group members are Black, Hispanics, Asians, Pacific Islanders, American Indians and Alaska Natives. Contractors may rely on written representation by subcontractors regarding their status as minority or women's business enterprises in lieu of an independent investigation. The contractor shall inform its subcontractors that any who misrepresent their status as small, minority or womenowned business enterprises in order to obtain for themselves a contract are subject to substantial penalties under law.

6. Minority and Women's Business Enterprise Subcontracting Program

  (a) The contractor agrees to establish and conduct a program which will enable minority and women's business enterprises (as defined in paragraph 5 above) to be considered fairly as subcontractors and suppliers under the contract. In this connection, the contractor shall:

     (1) Designate a liaison officer who will administer the contractor's minority and women's business enterprises program;

     (2) Provide adequate and timely consideration of the potentialities or known minority and women's business enterprises in all "make-or-buy" decisions;

     (3) Assure that minority and women's business enterprises will have an equitable opportunity to compete for subcontracts, particularly by arranging solicitations, time for the preparation of bids, quantities, specifications, and delivery schedules so as to facilitate the participation of minority and women's business enterprises;

     (4) Maintain records showing (i) procedures which have been adopted to comply with the policies set forth in this clause, including the establishment of a source list of minority and women's business enterprises, (ii) awards to minority and women business enterprises on the source list, and (iii) specific efforts to identify and award contracts to minority and women's business enterprises;

     (5) Include the Utilization of Minority and Women's Business Enterprises clause in subcontracts which offer substantial minority and women's business enterprises subcontracting opportunities;

     (6) Cooperate with the Government's Contracting Officer for [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Corporation or its affiliates in any studies and surveys of the contractor's minority and women's business enterprises procedures and practices that the Government's Contracting Officer may from time to time conduct;

     (7) Submit periodic reports of subcontracting to minority and women's business enterprises with respect to the records referred to in subparagraph (4) above, in such form and manner and at such time (not more often than quarterly) as the Government's Contracting Officer for [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Corporation or its affiliates may prescribe;

  (b) The contractor agrees to provide assurances that the contractor will include the clause in this contract entitled "Utilization of Small Business

      Concerns, [Illegible] Disadvantaged Business Concerns and Women's Business Enterprises" in all subcontracts that offer further subcontracting opportunities, and that the contractor will require all subcontracts (except small business concerns) [Illegible] subcontracts in excess of $500,000 ($1,000,000 for construction of any public facility), to adopt a plan similar to the plan agreed to by the contractor.

7. List of Employment Openings for Veterans

In accordance with Exec. Order No. 11701, dated January 24, 1973, and Part 60-250 of Title 41 of the Code of Federal Regulations, as it may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

8. Employment of the Disabled

In accordance with Exec. Order No. 11758, dated January 15, 1974, and Part 60-741 of Title 41 of the Code of Federal Regulations as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.